UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GLOBAL AXCESS CORP

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 26, 2010

Meeting Information

Meeting Type:	2010 Annual Meeting of Shareholders
Date:	May 26, 2010
Time:	10:00 a.m., Eastern Time
For Holders as of:	April 6, 2010
Location:	The Company’s headquarters located at 7800 Belfort Parkway, Suite 165, Jacksonville, Florida 32256

You are receiving this Notice because you hold shares in Global Axcess Corp.

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

As part of our efforts to eliminate unnecessary expenses and conserve the environment, Global Axcess Corp has elected to provide Internet access to its notice of 2010 annual meeting, proxy statement, proxy card and annual report rather than mailing paper reports.  This reduces postage, printing expenses and paper waste.  The proxy materials are available at www.transfer.com/proxy_materials.

The 2010 Annual Meeting of Shareholders will be held at 10:00 a.m. on May 26, 2010.  The matters to be covered are noted below:

1. Election of six directors;
2. Approval of the 2010 Stock Incentive Plan;
3. Appointment of Kirkland, Russ, Murphy & Tapp, P.A. as independent auditors for the 2010 fiscal year; and
4. Other business as may properly come before the meeting.

The Board of Directors of the Company recommends voting “FOR” the above proposals.

This notice is not a form for voting.  You may vote by Internet, by mail or in person.  If you wish to vote by Internet, please go to www.transfer.com/proxy_materials, have your Shareholder Control Numbers and Internet voting instructions available (located on the following page).  To vote by mail or in person, please request a paper copy of the proxy materials.

If you want to receive a paper copy of the proxy materials, you must request one; otherwise, you will not receive one.  There is no charge for requesting a copy.  Please have your Shareholder Control Numbers available and choose one of the following methods to make your request:

•	By Telephone:	Toll free, 1-877-712-7725
•	By Internet:	http:/www.transfer.com/proxy_materials
•	By E-Mail:	OTR@transfer.com

Please make your request on or before May 16, 2010, to ensure timely delivery.

GLOBAL AXCESS CORP

The Board of Directors recommends a vote “FOR” each of the nominees for director, and “FOR” proposals 2, 3 and 4.

1.	To elect six directors to serve until the next annual meeting of shareholders:

Walter A. Howell
Lock Ireland
Robert J. Landis
Joseph M. Loughry, III
George A. McQuain
Alan W. Rossiter

2.	To approve the Company’s 2010 Stock Incentive Plan.

3.	To ratify the appointment of Kirkland, Russ, Murphy & Tapp, P.A. as the Company’s independent auditors for the 2010 fiscal year.

4.	To transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

To vote your proxy on the Internet, please follow these easy steps using the Shareholder Control Numbers provided below:

1.	Go to the Company’s transfer agent (OTR, Inc.) web site at http:/www.transfer.com/proxy_materials
2.	Select the menu option O-Link. At the bottom of the page, under the heading Online Access, click the Shareholder link.
3.	At the sign-on screen type in your Account Number (use the mouse to navigate fields and recognize spaces if present) and your personalized Pin Number.
4.	Now you are able to view your account. To cast your vote you will select VOTE PROXY from the account menu (located on the left side of the screen).
5.	You will then be prompted to enter your Sequence Number.

YOU MAY NOW CAST YOUR VOTE

6.	Select Submit Votes.
7.	Sign off (menu on the left).

If you have any questions, please feel free to call OTR, Inc. at 1-877-712-7725, and we will be happy to assist you.

SHAREHOLDER CONTROL NUMBERS
↓

Shareholder Name
Street Address
City, State

Account Number:
PIN Number:
Sequence Number: